SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement.

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

Praxis Mutual Funds

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (the “Amendment”) is being filed to amend the Praxis Mutual Funds’ definitive proxy statement, which was filed with the Securities and Exchange Commission on March 14, 2016 (the “Original Proxy Statement”). The purpose of the Amendment is to correct the shares of beneficial interest for certain funds listed in Appendix E. Specifically, the “Class A Shares of Beneficial Interest Issued and Outstanding” for the Praxis Intermediate Income Fund is 7,931,427.050 instead of 7,931,427,050; and, the “Total Shares of Beneficial Interest Issued and Outstanding” and the “Class A Shares of Beneficial Interest Issued and Outstanding” for the Praxis Genesis Balanced Portfolio is 4,943,077.936 instead of 4,943,077,936.

March 14, 2016

Dear Valued Shareholder:

The Board of Trustees of Praxis Mutual Funds (“Trust”) has called a special meeting of shareholders (“Meeting”), which is scheduled to be held on April 28, 2016.

If you were a shareholder of record on March 1, 2016 (“Record Date”), you are entitled to vote at the Meeting, including any postponements or adjournments. Enclosed with this letter is a notice, proxy statement and proxy card enabling you to vote at the Meeting.

Several important proposals are scheduled to be voted upon at the Meeting: (1) election of Trustees; (2) revisions to the Trust’s Declaration of Trust; and (3) revisions to fundamental investment policies of the Trust. Information about each proposal is contained in the proxy statement.

Your vote is extremely important. Please review the proxy statement and vote your shares at your earliest convenience. Instructions for voting on the internet or over the telephone are contained on the proxy card. In addition, you can mail your completed proxy card. A self-addressed, postage-paid envelope is enclosed.

The Board of Trustees unanimously recommends that shareholders vote FOR all proposals. A summary of the Board’s considerations in approving each proposal, as well as other important information, is provided in the proxy statement.

If you would like additional information about this proxy statement, please call 1-800-434-3719.

Thank you for your attention to these matters and for your continuing support for the Praxis Mutual Funds.

Sincerely,

/s/ Chad M. Horning

Chad M. Horning

President, Praxis Mutual Funds

Praxis Mutual Funds

1110 N. Main Street

Goshen, IN 46527

Notice of Special Meeting of Shareholders of Praxis Mutual Funds

Scheduled to be held on April 28, 2016

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Praxis Mutual Funds (including all of its series: Praxis Intermediate Income Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio and Praxis Genesis Growth Portfolio) is scheduled for April 28, 2016 at 5:00 p.m. ET, at the offices of the Trust’s Administrator, 325 John H. McConnell Blvd., Suite 150, Columbus, OH. You are cordially invited to attend the Meeting.

The special meeting, including any postponements or adjournments (“Meeting”), is being held to act on the following proposals (“Proposals”), as further described in the enclosed Proxy Statement:

1.	To elect seven Trustees to the Board of Trustees, all six of the current Trustees plus one new Nominee:

(a)	Kenneth D. Hochstetler, Management Trustee

(b)	Karen Klassen Harder, Independent Trustee

(c)	R. Clair Sauder, Independent Trustee and Chair

(d)	Dwight L. Short, Independent Trustee

(e)	Candace L. Smith, Independent Trustee

(f)	Don E. Weaver, Independent Trustee

(g)	Jeffrey K. Landis, Independent Trustee Nominee.

2.	To approve an amended and restated Declaration of Trust for the Trust.

3.	To approve updated fundamental investment policies for the Trust regarding:

(a)	Borrowing money;

(b)	Issuing senior securities;

(c)	Underwriting securities of other issuers;

(d)	Purchasing or selling real estate;

(e)	Purchasing or selling commodities;

(f)	Making loans;

(g)	Diversification; and

(h)	Concentration.

Shareholders of record at the close of business on March 1, 2016 (“Record Date”) are entitled to notice of the Meeting and to vote on each Proposal. All shareholders are invited to attend the Meeting in person. Even if you plan to attend in person, however, please vote in advance of the Meeting at your earliest convenience. You may vote via telephone, via the Internet, or through the mail using the self-addressed postage-paid envelope. Voting instructions explaining how to vote via telephone, the Internet, or mail are provided on your proxy card. You may change your vote after your proxy has been submitted either (i) by submitting a subsequent proxy or providing written notice to the Trust at the above address in advance of the Meeting or (ii) attending the Meeting in-person and casting a different vote.

Your vote is important no matter how many shares you own.

By Order of the Board of Trustees

/s/ Marlo J. Kauffman
Marlo J. Kauffman
Vice President and Secretary, Praxis Mutual Funds

March 14, 2016

Praxis Mutual Funds

1110 N. Main Street

Goshen, IN 46527

PROXY STATEMENT

March  14, 2016

PROXY STATEMENT FOR

SPECIAL MEETING OF SHAREHOLDERS OF

PRAXIS MUTUAL FUNDS

TO BE HELD ON APRIL 28, 2016

INTRODUCTION

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (“Board of Trustees”) of Praxis Mutual Funds (“Trust”) on behalf of each of its series (“Funds”) to be voted at a special meeting of shareholders of the Trust scheduled to be held on April 28, 2016 (“Meeting”). This Proxy Statement is first being mailed to shareholders on or about March 14, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 28, 2016:

The Notice of Special Meeting and Proxy Statement are available at https://www.proxyonline.com/docs/Praxis2016.pdf

Summary of Proposals

Shareholders are being asked to vote on a number of proposals (“Proposals”) to be acted upon at the Meeting, as further described in this Proxy Statement. Each Proposal applies to all Funds, as reflected in the following table.

Proposal	Summary of Proposal	Shareholders Solicited to Vote
1	To elect seven Trustees	All Funds

2	To approve an amended and restated Declaration of Trust	All Funds

3	To approve updated fundamental investment policies for the Trust regarding:	All Funds

(a) Borrowing money

(b) Issuing senior securities

(c) Underwriting securities of other issuers

(d) Purchasing or selling real estate

(e) Purchasing or selling commodities

(f) Making loans

(g) Diversification

(h) Concentration

Required Vote

Shareholders of the Funds will vote collectively on Proposals 1 and 2. Shareholders of each Fund will vote separately on Proposal 3 (including each sub-proposal). A quorum must be present at the Meeting for action to be taken on the Proposals. Forty percent of the shares entitled to vote on a Proposal constitutes quorum. To be elected as a Trustee under Proposal 1, an individual who is duly standing for election must receive a plurality of the shares voted, meaning the seven individuals who receive the most “For” votes will be elected. If as expected no other individuals stand for election and a quorum is present, all seven Nominees will be elected. Proposal 2 requires the affirmative vote of a majority of the shares voted for the Proposal to pass for the Trust. Proposal 3, including each sub-proposal within Proposal 3, requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each applicable Fund for the Proposal (or sub-proposal) to pass for that Fund. Each sub-proposal within Proposal 3 will be implemented only if it is approved by all of the Funds. Under the 1940 Act, the vote of “a majority of the outstanding voting securities” of the Trust or Fund means the vote at a duly called meeting: (1) of 67% or more of the voting securities of the Trust or Fund, as applicable, that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, whichever is less.

The Board of Trustees unanimously recommends that you vote “FOR” all Proposals.

PLEASE READ THIS ENTIRE PROXY STATEMENT CAREFULLY, INCLUDING THE APPENDICES.

PROPOSAL 1

TO ELECT SEVEN TRUSTEES TO THE BOARD OF TRUSTEES

Does this Proposal apply to all Funds?

Yes

What are shareholders being asked to approve?

You are being asked to elect seven nominees (“Nominees”) to serve as Trustees on the Board of Trustees of the Trust, six of whom currently are Trustees.

Who are the seven Nominees?

The seven Nominees are: Kenneth D. Hochstetler, Karen Klassen Harder, R. Clair Sauder, Dwight L. Short, Candace L. Smith, Don E. Weaver, and Jeffrey K. Landis.

Why are shareholders being asked to elect the Nominees?

You are being asked to elect the Nominees to satisfy certain requirements under Section 16(a) of the Investment Company Act of 1940 (“1940 Act”). Under Section 16(a) of the 1940 Act, mutual funds like the Trust are required to hold shareholder meetings to seek shareholder approval whenever less than a majority of their board members have been elected by shareholders. A vacancy may be filled by existing board members without shareholder approval only if, upon filling the vacancy, at least two-thirds of the board members have been approved by shareholders.

Two-thirds (4 of 6) of the current Trustees were elected by shareholders in 2007 (Ms. Harder, Mr. Sauder, Ms. Smith and Mr. Weaver). Mr. Hochstetler and Mr. Short were appointed by the Board (but not elected by shareholders) to fill vacancies on the Board that arose since 2007 due to Trustee retirements.

At its meeting on November 13-14, 2015, the Board approved an increase in the number of Board members from six to seven and nominated Mr. Landis to serve as a Trustee, subject to meeting applicable legal requirements. If Mr. Landis were appointed to the Board without shareholder approval, less than two-thirds (4 of 7) of the Trustees will have been elected by shareholders. In light of this appointment, and to plan for future retirements, the Board has determined that it would be in the best interests of the Trust to call a special meeting at this time and recommend election by shareholders of Mr. Landis and all current Trustees, each of whom is referred to in this Proxy Statement as a “Nominee.” Each Nominee has consented to serve as a Trustee.

What is the Board structure and what are the qualifications of the Nominees?

Majority of Independent Trustees

The 1940 Act requires at least 40% of a Board to be independent trustees. Eighty-three percent (5 of 6) of the current Trustees are Independent Trustees, meaning they are not “interested persons” of the Trust as defined in the 1940 Act. Mr. Hochstetler is a Management Trustee, meaning he is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as Chief Executive Officer (“CEO”) and President of Everence Financial, which is the parent of the Trust’s investment adviser, Everence Capital Management, Inc. (“Adviser”). If all Nominees are elected as proposed, 86% (6 of 7) of the Trustees will be Independent Trustees, well above the minimum percentage required by the 1940 Act.

Nomination Process

The Trust’s Nominating Committee, which consists solely of those Board members who are Independent Trustees, engaged in an extensive and deliberative process to identify and evaluate potential candidates to fill the vacancy that was expected to occur given the Board’s intention to increase the number of Board members from 6 to 7 to plan for anticipated future retirements . After carefully reviewing and considering the qualifications, experience and background of potential candidates, which included conducting interviews with certain candidates, at in-person meetings on November 13-14, 2015, the Nominating Committee unanimously nominated Mr. Landis to serve as an Independent Trustee and the Board, including the Independent Trustees voting separately, unanimously approved the nomination, subject to satisfaction of all necessary legal requirements. At a meeting of the Board of Trustees on February 27, 2016, the Board, with the Independent Trustees first voting separately, unanimously determined that the election of each Nominee is in the best interests of the Funds and Fund shareholders, approved the submission of this Proposal to shareholders, and recommended approval by shareholders of all Nominees. A copy of the Trust’s Nominating Committee Charter, which includes factors that may be considered by Committee members when evaluating potential candidates, is available at www.praxismutualfunds.com.

Term of Office for Trustees

Once duly appointed or elected, Trustees serve for an indefinite term until (i) their retirement, resignation, removal, or death, (ii) if a shareholder meeting is called for the purpose of electing Trustees and a successor is duly elected, until their successor is duly elected, and (iii) if the Board has adopted a term limit or retirement policy, until the date specified by that policy. The Board has adopted a policy that fixes a mandatory retirement date for the Trustees (the end of the year upon turning 72) and limits the maximum length of service on the Board, beginning in 2004, to fifteen years. In the discretion of the Board, this policy can be revised or eliminated and individual exceptions may be granted.

Trustee Attributes

The Board of Trustees believes that each of the Nominees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee in light of the Trust’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, many of the Trustees have served on the Board of Trustees for a significant number of years. In their service to the Trust, the Trustees have gained substantial insights into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. Newer Trustees bring additional perspectives that contribute to the effectiveness of the Board of Trustees. The Board of Trustees has established a Governance Committee that conducts an annual “self-assessment” wherein the effectiveness of the Board and its Committees is reviewed. In conducting the annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. Additional information about Trustee Attributes is contained in the following table, which shows the Nominees’ names, years of birth, and principal occupations during the past five (5) years. Each Trustee and Nominee can be contacted c/o Everence Capital Management, Inc., 1110 North Main Street, Goshen, IN 46528.

Independent Trustee Nominees

Name, Year of Birth and Address	Position with Trustee and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships* Held by Trustee
Karen Klassen Harder, Ph.D. Year of Birth: 1956	Trustee since 12/2/93	Professor, Bluffton University (2001 – present)	8	N/A

Name, Year of Birth and Address	Position with Trustee and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships* Held by Trustee
R. Clair Sauder Year of Birth: 1943	Trustee since 6/30/02 and Chairman since 11/19/12	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (2001 – 2008); Partner, C&D Enterprises Unlimited, commercial real estate (1981 – present)	8	N/A

Dwight L. Short Year of Birth: 1945	Trustee since 1/1/14	Consultant, DLS Consulting, consulting and writing (2005 – present)	8	N/A

Candace L. Smith Year of Birth: 1958	Trustee since 11/16/07	Managing Director of Risk, MicroVest Capital Management, LLC (2015 – present); COO, MicroVest Capital Management LLC (2011 – 2014); CFO, MicroVest Capital Management LLC (2005 – 2011)	8	N/A

Don E. Weaver Year of Birth: 1962	Trustee since 5/21/07	Chief Risk Officer, Koch Ag & Energy Solutions, LLC (2012 – present); Chief Financial Officer, Hesston College (2006 – 2012)	8	N/A

Jeffrey K. Landis Year of Birth: 1969	Nominee	Partner, Bricker, Landis, Hunsberger & Gingrich, LLP(Law Firm) (1994-Present)	N/A	N/A

Interested Trustee Nominees

Kenneth D. Hochstetler Year of Birth: 1961	Trustee Since 11/14/14	President and CEO of Everence Financial (August 2014 – Present); Senior Executive Vice President, Univest Corporation 1992 – July 2014	8	N/A

*	Refers to directorships, if any, held in public companies or other mutual funds outside the Fund Complex.

The Role of the Board

Overall responsibility for management of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Sub-Advisers, the Distributor, the Administrator, the Custodian and the Transfer Agent. The

Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board of Trustees on Trust operations. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board of Trustees on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust. The Board met five (5) times during 2015.

Board Structure and Leadership

The Board of Trustees has structured itself in a way that it believes allows it to perform its oversight function effectively. It has established three standing committees: an Audit Committee, a Governance Committee and a Nominating Committee. At least 75 percent of the Trustees are Independent Trustees. The Chairman of the Board is an Independent Trustee. The Independent Chair plays a significant role in helping to set the agenda, presides over Board meetings and Independent Trustee executive sessions, works with management on Board matters, and serves as a liaison between the Independent Trustees and management. The Independent Trustees, including the Independent Chair and each Committee Chair, help identify matters for consideration by the Board and follow up by management. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. Given the importance of ensuring effective, independent oversight and decision making, the Board of Trustees has adopted a principle of corporate governance requiring that whenever the Chairperson is not deemed to be an Independent Trustee, a Lead Independent Trustee will be appointed. The Board of Trustees reviews its structure no less frequently than annually. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

Risk Oversight

As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to help identify key risk areas; (iv) meeting with management to consider areas of risk and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (v) meeting with service providers, including Fund auditors, to review Fund activities; and (vi) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, risk assessment and management matters; and (vii) meeting with independent legal counsel. This risk oversight function is exercised primarily through the Audit Committee and the full Board, and also may be exercised by the Independent Trustees during executive sessions or on an ad hoc basis. The Board of Trustees has emphasized to the Trust’s service providers the importance of maintaining rigorous risk management programs. Risk management is a standing agenda item at the quarterly meetings of the Board of Trustees, and risk topics are considered at full Board meetings, Audit Committee meetings, and executive sessions of the Independent Trustees.

The Board of Trustees recognizes that not all risks which may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ investment goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.

Standing Committees

As noted above, the Board of Trustees has established three standing committees: the Audit Committee, the Governance Committee and the Nominating Committee.

Audit Committee. The Audit Committee is composed solely of the Independent Trustees. The Audit Committee, which met three (3) times during 2015, performs the following functions: (i) oversees the accounting and financial reporting policies and practices and internal controls of the Trust and its Funds and, as appropriate, the internal controls of certain service providers to the Funds; (ii) oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (iii) acts as a liaison between the Trust’s independent auditors and the full Board.

Governance Committee. The Governance Committee comprises all of the members of the Board of Trustees. The Governance Committee, which met three (3) times during 2015, performs the following functions: (i) reviews periodically the governance principles established by the Board of Trustees and, if deemed appropriate, recommends changes to the Board of Trustees; (ii) evaluates the performance of the Board of Trustees and the Trust in light of the governance principles, considers whether improvements or changes are warranted and makes recommendations for any necessary or appropriate changes; and (iii) takes other appropriate actions consistent with its charter.

Nominating Committee. The Nominating Committee is composed solely of the Independent Trustees. The Nominating Committee, which met four (4) times during 2015, performs the following functions: identifies, recruits, evaluates the qualifications of and nominates all persons for appointment or election as Trustees of the Trust in accordance with specified criteria. The Committee will consider Independent Trustee candidates recommended by shareholders of the Trust in accordance with certain procedural requirements using the same criteria used to evaluate other Independent Trustee candidates. The procedural requirements are listed in Appendix A.

Trustee Compensation

Independent Trustees receive compensation from the Trust. The Chairman of the Board of Trustees receives an annual retainer of $9,000. The Audit Committee Chair receives an annual retainer of $7,000. Each of the other Independent Trustee receives an annual retainer of $6,000. The Independent Trustees also receive a meeting attendance fee of $2,000 for each quarterly meeting and any additional in-person meeting, and $1,000 for any special telephonic Board meeting. Interested Trustees are not compensated by the Trust.

For the fiscal year ended December 31, 2015, the Trustees received the following compensation from the Trust:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Independent Trustees
Karen Klassen Harder, Ph.D	$15,000	—	—	$15,000

R. Clair Sauder	$18,000	—	—	$18,000

Dwight L. Short	$15,000	—	—	$15,000

Candace L. Smith	$16,000	—	—	$16,000

Don E. Weaver	$15,000	—	—	$15,000

Interested Trustees
Kenneth D. Hochstetler	—	—	—	—

Although Mr. Landis does not currently serve as an Independent Trustee, the Trust has retained the services of Mr. Landis as a consultant, effective January 1, 2016, for which he is compensated in accordance with the Independent Trustee compensation schedule.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. They are compensated by their employers, which are service providers that provide services to, and receive compensation from, the Trust.

Ownership of Fund Shares

As of December 31, 2015, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:

Name of Trustee	Fund Name	Dollar Range of Equity Securities	Aggregate Dollar Range in Fund Complex
Independent Trustees
Karen Klassen Harder, Ph.D.	Growth Portfolio	$1-$10,000	$50,001-$100,000
	Intermediate Income Fund	$1-$10,000
	Conservative Portfolio	$10,001-$50,000
	Value Index Fund	$1-$10,000

R. Clair Sauder	Intermediate Income Fund	$50,001-$100,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	International Index Fund	$10,001-$50,000

Candace L. Smith	Intermediate Income Fund	$1-$10,000	$10,001-$50,000
	International Index Fund	$10,001-$50,000

Don E. Weaver	Growth Portfolio	$50,001-$100,000	$50,001-$100,000

Dwight L. Short	Value Index Fund	$10,001-$50,000	$50,001-$100,000
	Growth Index Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	International Index Fund	$10,001-$50,000

Interested Trustee
Kenneth D. Hochstetler	Intermediate Income Fund	$1-$10,000	$1-$10,000
	Value Index Fund	$1-$10,000
	Growth Index Fund	$1-$10,000
	International Index Fund	$1-$10,000
	Balanced Portfolio	$1-$10,000
	Growth Portfolio	$1-$10,000

As of January 31, 2016, the Trust’s Trustees and officers, as a group, owned less than 1 percent of the shares of each Fund.

Ownership of Securities in Certain Entities Related to the Trust

As of December 31, 2015, none of the Independent Trustees or their immediate family members own securities of the Adviser, any of the Sub-Advisers or the Distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, any of the Sub-Advisers or the Distributor.

Contact Information for Nominees

The contact information for each Nominee is c/o Everence Capital Management, Inc., 1110 North Main Street, Goshen, IN 46528.

Executive Officers

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”). Trust officers are appointed by the Board of Trustees to oversee the day-to-day activities of each Fund. Information about the officers is set forth in Appendix B.

What is the required vote for approval of this Proposal to elect the seven Nominees?

Shareholders of all Funds will vote collectively on this Proposal. To be elected, provided a quorum is present, each Nominee must receive a plurality of the shares voted, meaning the seven Nominees who receive the most votes will be elected. If as expected no other individuals stand for election and a quorum is present at the Meeting, all of the Nominees will be elected.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR each Nominee listed in this Proposal 1.

PROPOSAL 2

TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST

Shareholders of which Funds are voting on this Proposal?

All Funds.

What are shareholders being asked to approve?

Shareholders are being asked to approve an amended and restated agreement and declaration of trust for the Trust (“New Declaration of Trust”), which would bring the Trust’s current declaration of trust (“Old Declaration”) in line with organizational documents used by mutual funds that are being formed today.

What is the reason for the Proposal?

A mutual fund’s declaration of trust is the fund’s legal organizational document, which specifies the trust’s capital structure and basic parameters within which the fund will operate, such as the scope of its operations, rights of shareholders, authority of trustees, limitations on liability of trustees and shareholders, matters upon which shareholders are entitled to vote, and the trust’s ability to enter into significant transactions such as mergers.

The Trust is a Delaware statutory trust that was formed on September 30, 1993, more than 20 years ago. Its declaration of trust (“Old Declaration”) was in line with declarations of trust used at that time for funds organizing in Delaware. Declarations of trust used today for funds organizing in Delaware contain a number of important, more modern provisions and also omit certain antiquated provisions. The proposed New Declaration of Trust would eliminate antiquated and obsolete provisions that are in the Old Declaration, and utilize more modern provisions, which could benefit Trust shareholders by increasing flexibility of operations and governance, and reducing potential litigation risk and associated costs.

In particular, the New Declaration of Trust contains provisions that provide the following benefits:

•	Potential to Reduce Shareholder Liability: As a Delaware statutory trust, the Trust is subject to the Delaware Statutory Trust Act. Delaware law entitles shareholders of a Delaware statutory trust to the same limitation on personal liability extended to stockholders of for-profit Delaware corporations (generally limited to the full subscription price of the stock). As applied to the Funds, this means a shareholder’s liability from investing in a Fund is limited to the amount of that investment. This can be of particular interest to shareholders of funds, who do not expect that they will be held personally liable for the obligations of the funds beyond the value of their investments in the funds. It should be noted that the Old Declaration also contains provisions that seek to limit shareholder liability. The corresponding provisions in the New Declaration of Trust are designed to provide greater clarity and certainty in this regard.

•	Potential to Reduce Trustee and Officer Liability for Good Faith Actions: Delaware law provides significant protections to trustees and officers of Delaware statutory trusts when acting in good faith. Delaware law expressly permits the declaration of trust for a Delaware statutory trust to limit or eliminate any liabilities for breach of fiduciary duties and other duties of a trustee or officer acting in the capacity of trustee/officer absent a bad faith violation of an implied covenant of good faith and fair dealing. It should be noted that the Old Declaration contains provisions that seek to limit Trustee and officer liability when acting in good faith. The corresponding provisions in the New Declaration of Trust are designed to provide greater clarity and certainty in this regard.

•	Potential to Avoid Unnecessary State Taxes: As a matter of general corporate law, when the Trust was organized it defined its basic capital structure, which included the ability to establish separate series (that is, each of the Funds), and multiple classes of each series (for example, Class A or Class I). As part of defining this capital structure, the Trust also set its “par value” for its shares at 1 penny per share, a common approach at the time. Par value is a technical concept that has little practical significance to mutual fund shareholders. However, based on legal developments in certain states, it is possible that the par value of the Funds’ shares might be used, in certain circumstances, as the basis for calculating a state tax to be assessed on the Funds, which would, in turn be borne by shareholders in the form of higher expenses. The higher the par value, the higher the tax. To minimize the potential tax burden on the Funds, the New Declaration of Trust would redefine the par value of each share from 1 penny ($0.01) per share to 1 one-thousandth of 1 penny ($0.00001) per share. While the risk that the Funds would be assessed such a tax is uncertain, and potentially remote, reducing the par value could benefit Fund shareholders in the future by contributing to a lower expense ratio.

•	Lower Quorum to Reduce Costs of Obtaining Shareholder Approvals: “Quorum” refers to the minimum percentage of shares entitled to vote on a matter that must be present or represented by proxy at a Meeting for the vote to be taken. Under the Old Declaration, quorum is set at forty percent (40%) of the shares that are entitled to vote on a matter. While the Board strongly believes that high shareholder participation in matters submitted to a shareholder vote is important, the reality is that it can be extremely difficult and costly to get shareholders to return proxy materials. The higher the quorum requirement, the greater the difficulty and the higher the cost. Accordingly, as permitted by Delaware law and in line with industry practice, the New Declaration of Trust would lower the quorum requirement to one-third (1/3) of the shares that are entitled to vote on a matter. This would continue to ensure that shareholder voices are heard on important matters while helping to control costs.

•

Increased Flexibility to Reorganize Existing Funds and Manage Associated Costs: Delaware law gives mutual funds organized as Delaware statutory trusts significant flexibility in structuring shareholder voting rights, including as they relate to mergers and other significant transactions. A Delaware statutory trust is permitted to provide in its declaration of trust that mergers and other significant transactions generally may go forward with board approval and without the added procedural step of shareholder approval, which avoids costs and potential delays associated with proxy solicitations. Proxy solicitations can be very expensive, and those costs often are borne by shareholders. The New Declaration of Trust would authorize the Board (but not require the Board) to act without shareholder approval to the fullest extent permitted by the 1940 Act and Delaware law. This would vest the decision-making for those types of decisions with the Board, who are subject to a fiduciary duty to the Funds and would be required to determine that any such transaction is in the best interests of the affected Fund(s) before approving such a transaction. Because the 1940 Act would still require shareholder approval for certain reorganization transactions, such as a merger between two Funds if the investment strategies and restrictions were significantly different, the provisions in the New Declaration of Trust are designed to ensure that shareholder interests are protected (by always requiring Board approval for these types of transactions and also requiring shareholder approval when required under the 1940 Act) while avoiding the delays and costs associated with a proxy solicitation when not required under the 1940 Act.

Where can I obtain more details?

A copy of the New Declaration of Trust, in substantively final form, is included in Appendix C.

How would this change be accomplished?

If this Proposal is approved, the New Declaration of Trust will become effective on or about May 1, 2016.

What is the required vote for approval of this Proposal?

Shareholders of all Funds will vote collectively on this Proposal. Assuming a quorum is present, approval of this Proposal requires the affirmative vote of a majority of the Trust’s shares voted at the Meeting, whether in person or represented by proxy. If the necessary vote is not obtained for the Proposal to pass, the Board of Trustees will consider what if any additional action to take.

What does the Board of Trustees recommend?

At a meeting of the Board of Trustees on February 27, 2016, the Board of Trustees unanimously determined that approving the New Declaration of Trust is in the best interests of the Funds and Fund shareholders, approved the submission of this Proposal to shareholders, and recommended approval by shareholders of the Proposal.

The Board of Trustees unanimously recommends that shareholders vote FOR this Proposal 2.

PROPOSAL 3

TO APPROVE UPDATED FUNDAMENTAL INVESTMENT POLICIES FOR THE TRUST

Shareholders of which Funds are voting on this Proposal?

All Funds.

What are shareholders being asked to approve?

Shareholders are being asked to approve updated fundamental investment policies for the Funds. This Proposal is separated into eight sub-proposals – Proposals 3(a) through 3(h) – one for each of the eight fundamental investment policies that shareholders are being asked to approve.

What is the reason for the Proposal?

These Proposals are not seeking to change the way any of the Funds are currently being managed. Instead, the Trust is seeking to modernize and simplify the language in the fundamental policies, many of which were adopted many years ago, to provide consistent language among the Funds with regard to the same policies. The proposed policies are written more plainly, avoiding legalese wherever possible. In addition, as described in more detail below, the Trust is seeking to broaden the language of certain policies in accordance with current law. Broadening the policies will provide the Funds with greater flexibility, in the future, to make changes to certain investment activities, if first approved by the Board of Trustees, to respond to regulatory and market developments without the delay and expense of first holding a shareholder meeting to obtain approval for a revision to a policy to respond to such developments. No such changes are currently being contemplated and, if a change were under consideration in the future, Board approval would still be required.

The 1940 Act requires every mutual fund to disclose its investment policies with respect to the following activities: (i) borrowing money; (ii) issuing senior securities; (iii) underwriting securities of other issuers; (iv) purchasing real estate; (v) purchasing commodities; (vi) making loans; and (vii) concentrating investments in a particular industry or group of industries. Under the 1940 Act, these investment policies are deemed to be “fundamental,” which means shareholder approval is required for changes to the policies. The 1940 Act also requires every mutual fund to disclose as a fundamental policy whether it will operate as a “diversified” or “non-diversified” fund, terms which are defined in the 1940 Act. Proposals 3(a) – 3(h) seek approval to update the Trust’s policies with regard to each of the above items.

A table comparing the language of the existing fundamental investment policies with the language of the proposed new policies is contained in Appendix D. Each policy is discussed separately below under the applicable sub-proposal.

Would the Proposal result in any changes to how the Funds are managed?

There is no current intention to change the manner in which any of the Funds are managed as a result of this Proposal. If approved, however, the proposed changes are intended to afford each Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or Statement of Additional Information (“SAI”) disclosure and notice to shareholders. Moreover, in each instance where the Funds adopt a more general fundamental policy that permits engaging in a particular activity to the extent permitted (or not prohibited) by applicable legal requirements, appropriate disclosure will be included in the Funds’ SAI adjacent to the list of fundamental policies that discloses then-current legal requirements.

Would the requested changes apply the same to all Funds?

Shareholders of each Fund will vote separately on each sub-proposal, however, all Funds must approve a sub-proposal for it to be implemented. Any sub-proposal that is not approved by all Funds will not be implemented and the applicable fundamental policy will remain unchanged. For each sub-proposal that is approved, the new policy will be disclosed effective as of the Trust’s next annual update to its prospectus and SAI, which is expected to be on or around May 1, 2016. It is possible that all of the proposed fundamental investment policies will not be approved by all of the Funds and therefore will not be implemented.

What is the required vote for approval of this Proposal?

Funds will vote separately on each sub-proposal. Approval of each sub-proposal for a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR each of Proposals 3(a) – 3(h).

PROPOSAL 3(a) - BORROWING MONEY

What is the proposed fundamental investment policy?

A Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the Proposal?

This Proposal would simplify and clarify the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, as discussed above.

The 1940 Act permits mutual funds to engage in borrowing subject to certain limits. The 1940 Act essentially permits a fund to borrow under two scenarios. First, a fund is permitted to borrow from banks provided it maintains “asset coverage of at least 300%” for all borrowings, which means a mutual fund generally can borrow from banks but has a borrowing limit equal to 1/3 of its total assets after the borrowing (for example, a fund with $100 million in assets could borrow $50 million, because $50 million is 1/3 of $150 million). Second, a fund is permitted to borrow from banks or other lenders in an amount up to 5% of its total assets for temporary purposes. This second provision can be a valuable tool that funds can use in stressed market conditions to satisfy temporary liquidity needs.

The existing fundamental policy restricts borrowings to borrowing from banks for temporary purposes in amounts up to 10% of the value of the Fund’s total assets. It is therefore more restrictive than required under the 1940 Act because (i) it limits the reason to “temporary purposes” rather than any purpose permitted under the 1940 Act and the Funds’ prospectus and SAI disclosures, (ii) it limits the amount to 10% rather than 33 1/3% of a Fund’s total assets, as permitted under the 1940 Act, and (iii) it does not allow for additional borrowings of up to 5% for temporary purposes, as permitted under the 1940 Act. In addition, the existing fundamental policy combines the policy on borrowing with the policy on “senior securities,” which is described in the next Proposal. Therefore, it is more complicated than it needs to be.

The proposed policy would permit a Fund to borrow to the full extent permitted by the 1940 Act. The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities permitted by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this Proposal. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(b) - ISSUING SENIOR SECURITIES

What is the proposed fundamental investment policy?

A Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the Proposal?

This Proposal would simplify and clarify the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, as discussed above.

The 1940 Act generally prohibits mutual funds from issuing “senior securities.” The 1940 Act defines a “senior security” generally to mean “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.” In other words, a senior security is an obligation that has priority over (or is senior to) a fund’s shares with respect to the payment of dividends or the distribution of fund assets. Borrowing, as described above in Proposal 3(a), is an exception to this general prohibition. Certain investment practices that might be considered to create senior securities, such as entering into reverse repurchase agreements, are permissible under current law so long as a fund takes certain steps to address potential senior security concerns. For example, in reliance on guidance from the U.S. Securities and Exchange Commission (“SEC”), funds may enter into reverse repurchase agreements so long as they earmark liquid assets to cover the obligation created by the reverse repurchase agreement.

The existing fundamental investment policy contains unnecessary detail by referring to specific types of investments that are permissible under current law (that is, “reverse repurchase agreements”) and contains outdated and unnecessary legalese (for example, it discusses restrictions on a Fund’s ability to “mortgage, pledge or hypothecate any assets”). In addition, the existing policy combines the policy against issuing senior securities with the policy on borrowing. Accordingly, it is more complicated than it needs to be.

The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this Proposal. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(c) - UNDERWRITING SECURITIES OF OTHER ISSUERS

What is the proposed fundamental investment policy?

A Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the Proposal?

This Proposal would provide greater flexibility to respond to future regulatory and market developments, as discussed above.

Under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public.

A Fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. The existing fundamental investment policy permits a Fund to sell securities in this circumstance and the proposed fundamental investment policy would not change this.

The proposed policy is materially the same as the existing policy, although it affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. In addition, the proposed policy conforms to the style of the other proposed policies and would create greater uniformity.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this Proposal. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(d) - PURCHASING OR SELLING REAL ESTATE

What is the proposed fundamental investment policy?

A Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the Proposal?

This Proposal would simplify and clarify the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, as discussed above.

The 1940 Act does not directly regulate the purchase or sale of real estate by a mutual fund beyond requiring the fund to adopt and disclose a fundamental policy relating to its investments in real estate.

The existing fundamental investment policy is unnecessarily restrictive, prohibiting investments in real estate other than marketable securities of companies engaged in real estate activities. The proposed policy permits a Fund to make real estate related investments to the extent permitted by applicable law.

The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. In addition, the proposed policy conforms to the style of the other proposed policies and would create greater uniformity.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this Proposal. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(e) - PURCHASING OR SELLING COMMODITIES

What is the proposed fundamental investment policy?

A Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the Proposal?

This Proposal would clarify the policy for the Funds and provide greater flexibility to respond to future regulatory and market developments, as discussed above.

The 1940 Act does not directly regulate the purchase or sale of commodities by a mutual fund beyond requiring the fund to adopt and disclose a fundamental policy relating to its investments in commodities.

The existing policy states that a Fund may purchase or sell commodities or commodities contracts except to the extent otherwise disclosed in the Fund’s then-current prospectus. The Funds’ current prospectus does not disclose that any of the Funds will purchase or sell commodities or commodities contracts. While the existing policy is succinct, it creates a compliance risk because it requires reading the prospectus in addition to the policy to understand the impact of the policy and, moreover, it implies a Fund could alter its policy on investing in commodities simply by updating the disclosure in its prospectus relating to investments in commodities. This could cause a situation where a Fund, in effect, changes its fundamental policy without the required shareholder approval.

The proposed policy would eliminate this compliance risk. In addition, the proposed policy affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. The proposed policy also conforms to the style of the other proposed policies and would create greater uniformity.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this Proposal. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(f) - MAKING LOANS

What is the proposed fundamental investment policy?

A Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the Proposal?

This Proposal would simplify and clarify the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, all as discussed above.

The 1940 Act does not directly regulate the ability of a mutual fund to make loans beyond requiring the fund to adopt and disclose a fundamental policy relating to making loans to other persons. Current SEC guidance limits loans of a fund’s securities to 1/3 of the fund’s total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The existing policy is unnecessarily restrictive, prohibiting a Fund from lending except through the types of transactions specifically enumerated in the policy (purchasing debt obligations, using repurchase agreements, and lending portfolio securities).

The proposed policy would permit the Fund to engage in all of the lending activities permitted by the existing policy. In addition, it is simpler and clearer than that existing policy and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this Proposal. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(g) – DIVERSIFICATION

What is the proposed fundamental investment policy?

With the exception of any Fund designated as a “non-diversified company,” if any, each Fund shall be a “diversified company” as those term terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction.

What is the reason for the Proposal?

The Proposal would simplify the existing fundamental policy on diversification and provide greater flexibility to respond to future regulatory and market developments, while continuing to comply with applicable law.

The 1940 Act requires every mutual fund to state as a fundamental policy whether it is a “diversified company” or “non-diversified company” within the meaning of the 1940 Act.

A “diversified company” is defined under the 1940 Act to mean a mutual fund that meets the following definition: a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer other than securities issued by other investment companies or securities issued by or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the value of the fund’s total assets would be invested in securities of one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of one issuer. A “non-diversified” fund is a fund that does not meet the definition of a diversified company.

The existing fundamental investment policy goes beyond the legal requirement to identify whether a Fund is diversified or non-diversified by embedding the lengthy and technical definition of diversification within the policy itself. Although this is a common approach taken by funds, it is more complicated than is required. In addition, if the law were to change and the technical definition of “diversified company” were to change, amendments to the current policy might need to be presented to shareholders for approval. This would result in unnecessary costs that would be borne by shareholders. The proposed policy relies on the definition in the 1940 Act, as it is may be interpreted, modified or applied from time to time.

The Proposal, if approved, would not change the diversification status of any of the Funds.

PROPOSAL 3(h) - CONCENTRATION

What is the proposed fundamental investment policy?

A Fund may not invest in a security if, as a result of such investment, more than 25% of its net assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities of other investment companies; except that each Fund that has a principal investment strategy to track the performance of an index will concentrate (or not) approximately to the same extent as its index in the securities of a particular industry or group of industries.

What is the reason for the Proposal?

Each Fund currently has, and will continue to have, a fundamental investment policy against concentrating its investments in any one industry, except that the new policy will allow the three index Funds to concentrate in an industry or group of industries if the indexes they track become concentrated.

The 1940 Act does not define what constitutes “concentration,” although the SEC staff currently takes the position that investing more than 25% of a fund’s net assets in a particular industry of group of industries constitutes concentration in that industry or group. The SEC staff also takes the position that an index fund is permitted to move above and below the 25% threshold, within certain parameters, to allow it to invest in line with its index. The proposed fundamental investment policy reflects these SEC staff positions.

The proposed fundamental investment policy would permit investment without limit in the following: (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (ii) repurchase agreements collateralized by the instruments described in the preceding clause “i”; (iii) shares of other investment companies; and (iv) certain municipal securities. Accordingly, issuers of the foregoing securities would not be considered to be members of any industry.

The Funds currently do not intend to change the way they define what constitutes an “industry” or “group of industries” although they reserve the right to make changes in the future, in accordance with then applicable legal requirements and market conditions. In addition, there is no current intention to change the manner in which any of the Funds are managed as a result of this Proposal.

OTHER BUSINESS

The Board of Trustees does not know of any other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the person(s) named in the accompanying proxy.

GENERAL INFORMATION

How are proxies being solicited?

The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, Internet or in person. AST Fund Solutions has been retained to assist with voting instruction activities (including assembly and mailing of materials to shareholders and tallying the votes).

Who is bearing the costs associated with the Meeting?

Costs and expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of proxies will be paid by the Funds. AST Fund Solutions will be paid approximately $30,000 by the Trust for its services in connection with this proxy solicitation. Each Fund will bear an allocated portion of the Trust’s common costs and expenses based on its relative asset levels and amounts attributable to a particular Fund will be borne by that Fund.

Who has a right to vote at the Meeting?

Shareholders of record at the close of business on March 1, 2016 (“Record Date”) are entitled to notice of the Meeting and to vote on each Proposal. As of the close of business on the Record Date, there were 99,712,422.286 outstanding shares of the Trust. Tables indicating the total outstanding shares by each Fund class and the shareholders of record owning 5% or more of the outstanding shares of each class Fund class are contained in Appendix E.

Shares may be voted in person or by proxy. All shareholders are invited to attend the Meeting in person. Even if you plan to attend in person, however, please vote in advance of the Meeting at your earliest convenience.

What constitutes quorum and the required vote to decide a Proposal?

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees.

Quorum. Forty percent of the shares entitled to vote on a Proposal constitutes quorum.

Vote Required for Approval. Shareholders of the Funds will vote collectively on Proposals 1 and 2. Shareholders of each Fund will vote separately on Proposal 3 (including each sub-proposal). A quorum must be present at the Meeting for action to be taken on the Proposals. Forty percent of the shares entitled to vote on a Proposal constitutes quorum. To be elected under Proposal 1, a Nominee must receive a plurality of the shares voted and there is no cumulative voting. If as expected no other individuals stand for election and a quorum is present at the Meeting, all of the Nominees will be elected. Proposal 2 requires the affirmative vote of a majority of the shares voted for the Proposal to pass for the Trust. Proposal 3, including each sub-proposal within Proposal 3, requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each applicable Fund for the Proposal (or sub-proposal) to pass for that Fund. Each sub-proposal within Proposal 3 will be implemented only if it is approved by all of the Funds. Under the 1940 Act, the vote of “a majority of the outstanding voting securities” of the Trust or Fund means the vote at a duly called meeting: (1) of 67% or more of the voting securities of the Trust or Fund, as applicable, that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, whichever is less. Abstentions and “broker non-votes” will have no effect on Proposals 1 and 2 and will have the effect of a “no” vote on Proposal 3.

Can the Meeting be adjourned?

The Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Will other business be considered at the Meeting?

Neither the Trust nor the Board of Trustees knows of any matters to be presented at the Meeting other than the Proposals described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their respective best judgment.

How can a proposal be submitted by a shareholder?

The Trust is not required to hold regular annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a future proxy statement for a future meeting may send their written proposals to: Secretary of the Trust, c/o Everence Capital Management, Inc., 1110 North Main Street, Goshen, IN 46528. Shareholder proposals must be received by the Trust within a reasonable period of time before any such meeting in order for the proposals to be considered. Shareholders also must comply with certain procedural requirements. The timely submission does not guarantee inclusion.

How can shareholders communicate with the Board of Trustees?

Shareholders wishing to submit written communications to the Board should send their communications to Praxis Mutual Funds Board of Trustees, c/o Everence Capital Management, Inc., 1110 North Main Street, Goshen, IN 46528.

Who are the Trust’s key service providers?

Investment Adviser. The principal investment of the Funds is Everence Capital Management, Inc. (“Adviser”), 1110 North Main Street, Goshen, Goshen IN 46528.

Administrator. Administrative services, consisting of business management and corporate governance, financial accounting and fund accounting services will be provided, or arrangement will be made for the provision of, by Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215.

Principal Underwriter. The principal underwriter of Fund shares is BHIL Distributors, Inc., 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215.

Custodian. The custodian for the Funds is JPMorgan Chase Bank, N.A., 70 Fargo Street, Suite 3 East, Boston, MA 02210-1950.

Transfer Agent. The transfer agent and dividend disbursing agent for the Funds is U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

Independent Registered Public Accounting Firm. Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm for the Trust. Additional information about E&Y is contained in Appendix F.

Where can shareholders obtain recent shareholder reports?

The Trust’s annual report for the fiscal year ended December 31, 2015 was previously sent to shareholders and is available online at www.praxismutualfunds.com. A copy of the report is available upon request without charge by contacting the Trust by:

Regular mail:	Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701

Telephone:	1-800-977-2947

TO HELP ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE:

•	PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE MAIL.

(A self-addressed, postage-paid envelope is enclosed for your convenience)

OR

•	VOTE TELEPHONICALLY USING THE NUMBER ON THE PROXY CARD.

(Follow the instructions on your proxy card)

OR

•	VOTE ON THE WEBSITE LISTED ON THE PROXY CARD.

(Follow the instructions on your proxy card)

PLEASE NOTE: UNLESS PROVIDED IN PERSON AT THE MEETING, VOTES MUST BE RECEIVED IN ADVANCE OF THE MEETING. VOTES CAST BY MAIL MUST BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE VOTE AT YOUR EARLIEST CONVENIENCE.

You may also vote in person at the Meeting. Please be sure to bring proof of ownership of your Fund shares and proper identification.

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES IN ADVANCE.    THAT HELPS TO ENSURE A QUORUM IS PRESENT FOR EACH PROPOSAL, WHICH CAN REDUCE COSTS BY AVOIDING POTENTIAL ADJOURNMENTS.

/s/ Marlo J. Kauffman
Marlo J. Kauffman
Vice-President and Secretary
Praxis Mutual Funds

March 14, 2016

Appendix A

Procedure for Submitting Trustee Candidates

To be considered by the Trust’s Nominating Committee (“Committee”) for possible nomination to the Board of Trustees, certain procedural requirements first must be satisfied, as summarized below.

A.	Requirements for Nominees

Independent Trustee candidates recommended by shareholders must meet the following requirements:

•	The candidate may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

•	The candidate may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•	Neither the candidate nor any member of the candidate’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

•	Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the candidate’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•	The candidate may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B.	Requirements for Nominating Shareholder or Shareholder Group

The nominating shareholder or shareholder group must also meet the following requirements:

•	Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the Trust’s shares that are eligible to vote at the time of submission of the candidate and at the time of the annual meeting where the candidate may be elected. All of the shares used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission. In addition, such shares must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the shares used for purposes of calculating the ownership cannot be held “short.”

•	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification must provide that the shares have been held continuously for at least 2 years.

C.	Making a Submission

The names of shareholder candidates must be submitted to the Trust’s Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also

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must be provided to enable the Committee to assess the candidate’s qualifications in light of the Committee’s selection guidelines. Sufficient information about the submitting shareholder or shareholder group must also be provided to enable the Committee to assess its qualifications to make the submission.

The submission to the Trust’s Secretary or Committee member must include:

•	the shareholder’s (or shareholder group’s) contact information and the number of Trust shares owned by the shareholder (or shareholder group);

•	the candidate’s contact information and the number of Trust shares owned by the candidate;

•	all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934; and

•	a notarized letter executed by the candidate, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board, and to be named as a trustee if so elected.

Shareholders recommending candidates must comply with these requirements at the time of submitting their candidate.

D.	Limitations and Deadlines

A nominating shareholder or shareholder group may not submit more candidates than the number of Board vacancies. The Committee will consider all candidates whose names are submitted by qualifying shareholders a reasonable time in advance of when the Committee makes its nominations. If shareholders will be asked to elect nominees, the candidate information must be submitted a reasonable time in advance of the scheduled shareholder meeting.

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Appendix B

Trust Officers

The following table shows information about the executive officers of the Trust.

Officers of the Trust

Name, Age and Address	Position and Start Date	Principal Occupation During the Past Five Years
Chad M. Horning Year of Birth: 1968 1110 North Main Street Goshen, IN 46528	President since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 – present)

Marlo J. Kauffman Year of Birth: 1956 1110 North Main Street Goshen, IN 46528	Vice President since 12/2/93; Secretary since 2/15/14	Vice President of Financial Services Operations, Everence (1981 – present); President, Everence Securities, Inc. (2004 – present); OSJ Principal, ProEquities, Inc., (1994 – present)

Trent Statczar Year of Birth: 1971 325 John H. McConnell Blvd., Suite 150 Columbus, OH 43215	Treasurer since 1/1/09	Director, Beacon Hill Fund Services, Inc. (2008–present); Vice President, Citi Fund Services, Inc. (2004 – 2007)

Rodney Ruehle Year of Birth: 1968 325 John H. McConnell Blvd. Suite 150 Columbus, OH 43215	Chief Compliance Officer since 5/15/15	Director, Beacon Hill Fund Services, Inc. (2008–present); Vice President, Citi Fund Services Ohio, Inc. (2004 – 2007)

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Appendix C

AGREEMENT AND DECLARATION OF TRUST

PRAXIS MUTUAL FUNDS

(a Delaware statutory trust)

Dated:

AGREEMENT AND DECLARATION OF TRUST

AGREEMENT AND DECLARATION OF TRUST of Praxis Mutual Funds, a Delaware statutory trust, made as of [Meeting Date], by the undersigned Trustees.

WHEREAS, this Trust has been formed to carry on business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, this Agreement and Declaration of Trust, which was approved by Trust shareholders on [Meeting Date], amends and restates in its entirety the Trust’s Amended and Restated Agreement and Declaration of Trust Effective as of December 1, 1993, effective as of the date first written above;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration and the By-laws shall constitute the governing instrument of such statutory trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

Name, Purpose and Definitions

Section 1.1 Name. The name of the trust established hereby is Praxis Mutual Funds and so far as may be practicable the Trustees shall conduct the Trust’s activities, execute all documents and sue or be sued under such name. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Act. Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

Section 1.2 Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act.

In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Act, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

Section 1.3 Definitions. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) “Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as from time to time amended;

(b) “Advisory Board Member” shall mean a member of an “Advisory Board” as defined in Section 2(a)(1) of the 1940 Act;

(c) “By-laws” means the By-laws referred to in Section 4.1(g) hereof, as from time to time amended;

(d) The terms “Affiliated Person,” “Assignment,” “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act. The term “Majority Shareholder Vote” shall have the same meaning as the term “vote of a majority of the outstanding voting securities” is given in the 1940 Act;

(e) “Class” means any division of Shares within a Series, which Class is or has been established in accordance with the provisions of Article II;

(f) “Declaration” means this Agreement and Declaration of Trust as the same may be amended and/or amended and restated from time to time;

(g) “Fiduciary Covered Person” has the meaning assigned in Section 8.3 hereof;

(h) “Indemnified Person” has the meaning assigned in Section 8.4 hereof;

(i) “Net Asset Value” means the net asset value of each Series or Class of the Trust determined in the manner contemplated by Section 7.4 hereof;

(j) “Outstanding Shares” means those Shares recorded from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

(k) “Person” means a natural person, partnership (whether general or limited), limited liability company, trust (including a common law trust, business trust, statutory trust, voting trust or any other form of trust), estate, association (including any group, organization, co-tenancy, plan, board, council or committee), corporation, government (including a country, state, county or any other governmental subdivision, agency or instrumentality), custodian, nominee or any other individual or entity (or series thereof) in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or foreign statutory trust;

(l) “Series” means a series of Shares of the Trust established in accordance with the provisions of Section 2.6 hereof;

(m) “Shareholder” means a record owner of Outstanding Shares of the Trust;

(n) “Shares” means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or Class thereof shall be divided and may include fractions of Shares as well as whole Shares;

(o) “Trust” refers to the Delaware statutory trust established hereby and reference to the Trust, when applicable to one or more Series or Classes of the Trust, shall refer to any such Series or Class;

(p) “Trustee” or “Trustees” means the person or persons who has or have signed this Declaration, so long as such person or persons shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article III hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder;

(q) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series, or by or for the account of the Trustees on behalf of the Trust or any Series; and

(r) “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as may be amended from time to time.

ARTICLE II

Beneficial Interest

Section 2.1 Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series and Classes within a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series and Class authorized hereunder is unlimited. Each Share shall have par value of $0.00001 per share, unless otherwise determined by the Trustees in connection with the creation and establishment of a Series or Class. All Shares when issued hereunder on the terms determined by the Trustees, including without limitation Series or Class Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable.

Section 2.2 Issuance of Shares.

(a) The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares of each Series and Class to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a Share dividend or split-up or otherwise as determined by the Trustees in their sole discretion), subject to applicable law, including cash or securities (including Shares of a different Series or Class), at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisitions of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby materially changing the proportionate beneficial interests in the Trust or any Series or Class. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may be established and designated from time to time.

(b) Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Series or Class of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

Section 2.3 Register of Shares and Share Certificates. A register shall be kept at the principal office of the Trust or an office of the Trust’s transfer agent which shall contain the names and addresses of the Shareholders of each Series and Class, the number of Shares of that Series and Class thereof held by them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the transfer agent or such other officer or agent of the Trust as shall keep the said register for entry thereon. The Trustees shall have no obligation to, but in their discretion may, authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. In the event that one or more certificates are issued, whether in the name of a Shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of Shares for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

Section 2.4 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust’s transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 2.5 Treasury Shares. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series or Class reacquired by the Trust. Shares held in the treasury shall, until reissued pursuant to Section 2.2 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares. For the avoidance of doubt, any Shares held in treasury shall not be canceled unless the Trustees decide otherwise.

Section 2.6 Establishment of Series and Classes.

(a) The Trustees shall be authorized, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust, to establish and designate and to change in any manner any initial or additional Series or Classes and to fix such preferences, voting powers (or lack thereof), rights and privileges of such Series or Classes as the Trustees may from time to time determine, to divide or combine the Shares or any Series or Classes into a greater or lesser number, to classify or reclassify any issued Shares or any Series or Classes into one or more Series or Classes of Shares, to redeem or abolish any outstanding Series or Class of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. Unless another time is specified by the Trustees, the establishment and designation of any Series or Class shall be effective upon the adoption of a resolution by the Trustees setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Series (or Class) including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Trust may issue any number of Shares of each Series or Class and are not required to issue certificates for any Shares.

(b) All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require. All provisions herein relating to the Trust shall apply equally to each Series and Class of the Trust except as the context otherwise requires.

(c) Subject to the distinctions permitted among Classes of Shares of the Trust or of Classes of the same Series, as established by the Trustees consistent with the requirements of the 1940 Act or as otherwise provided in the instrument designating and establishing any Class or Series, each Share of the Trust (or Series, as applicable) shall represent an equal beneficial interest in the net assets of the Trust (or such Series), and each holder of Shares of the Trust (or a Series) shall be entitled to receive such holder’s pro rata share of distributions of income and capital gains, if any, made with respect thereto. Upon redemption of the Shares of any Series or upon the liquidation and termination of a Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

(d) Without limiting the authority of the Trustees set forth in this Section to establish and designate any further Series or Classes, the Series and Classes of the Trust established and designated by the Trustees of the Trust as of the date hereof are set forth on Schedule A hereto.

Section 2.7 Investment in the Trust. The Trustees may accept investments in any Series of the Trust or Class, if the Series has been divided into Classes, from such persons and on such terms as they may from time to time authorize. At the Trustees’ discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided herein. Unless the Trustees otherwise determine, investments in a Series shall be credited to each Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received. Without limiting the generality of the foregoing, the Trustees may, in their sole discretion, with respect to any Class or Series, (a) fix the Net Asset Value per Share of the initial capital contribution, (b) impose sales or other charges upon investments in the Trust or (c) issue fractional Shares. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

Section 2.8 Assets and Liabilities Belonging to Series or Class.

(a) Separate and distinct records shall be maintained by the Trust for each Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the Trust and of every other Series and may be referred to herein as “assets belonging to” that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. If there are Classes of Shares within a Series, the assets belonging to the Series shall be further allocated to each Class in the proportion that the “assets belonging to” the Class (calculated in the same manner as with determination of “assets belonging to” the Series) bears to the assets of all Classes within the Series. Each such allocation shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series or Class, as the case may be. The assets belonging to a particular Series and Class shall be so recorded upon the books of the Trust and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series or Class, as the case may be.

(b) The assets belonging to each Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to as “liabilities belonging to” that Series. Except as provided in the next two sentences or otherwise required or permitted by applicable law or any rule or order of the Commission, the liabilities belonging to such Series shall be allocated to each Class of a Series in the proportion that the assets belonging to such Class bear to the assets belonging to all Classes in the Series. To the extent permitted by rule or order of the Commission, the Trustees may allocate all or a portion of any liabilities belonging to a Series to a particular Class or Classes as the Trustees may from time to time determine is appropriate. In addition, all liabilities, expenses, costs, charges and reserves belonging to a Class shall be allocated to such Class.

(c) Without limitation of the foregoing provisions of this Section 2.8, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets belonging to such Series only, and not against the assets of the Trust generally or any other Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against the Trust with respect to a particular Series may satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series from the assets of that Series only. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

(d) If, notwithstanding the provisions of this Section, any liability properly charged to a Series or Class is paid from the assets of another Series or Class, the Series or Class from whose assets the liability was paid shall be reimbursed from the assets of the Series or Class to which such liability belonged.

Section 2.9 No Preemptive Rights. Unless the Trustees decide otherwise in their sole discretion, Shareholders shall have no preemptive or other similar rights to subscribe to any additional Shares or other securities issued by the Trust, whether of the same or of another Series or Class.

Section 2.10 Conversion Rights. The Trustees shall have the authority to provide from time to time that the holders of Shares of any Series or Class shall have the right to convert or exchange such Shares for or into Shares of one or more other Series or Classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time.

Section 2.11 Derivative Actions.

(a) No person, other than a Trustee, who is not a Shareholder of a particular Series or Class shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such Series or Class. No Shareholder of a Series or a Class may maintain a derivative action on behalf of the Trust with respect to such Series or Class unless holders of at least ten percent (10%) of the outstanding Shares of such Series or Class join in the bringing of such action.

(b) In addition to the requirements set forth in Section 3816 of the Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series or Class only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 2.11, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

Section 2.12 Fractions. Except as otherwise determined by the Trustees, any fractional Share of any Series or Class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

Section 2.13 No Appraisal Rights. Shareholders shall have no right to demand payment for their Shares or to any other rights of dissenting Shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a stockholder of a corporation organized under the General Corporation Law of the State of Delaware, or otherwise.

Section  2.14 Status of Shares. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. The death of a Shareholder during the continuance of the Trust or any Series or Class thereof shall not operate to dissolve or terminate the Trust or any Series or Class nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Declaration. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners.

Section 2.15 Shareholders. Each Shareholder of the Trust and of each Series or Class shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Except as otherwise provided in this Declaration, the Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

ARTICLE III

The Trustees

Section 3.1 Election. Except for the Trustees named herein or appointed pursuant to Section 3.8, or Trustees appointed to fill vacancies pursuant to Section 3.3 hereof, the Trustees shall be elected by the Shareholders in accordance with this Declaration and the 1940 Act. As of the date hereof, the Trustees of the Trust are those individuals listed on Schedule B hereto.

Section 3.2 Term of Office of Trustees; Resignation and Removal.

(a) Each Trustee shall hold office during the existence of this Trust, and until its termination as herein provided unless such Trustee resigns, is removed as provided herein, is replaced by a duly qualified and elected successor or, if applicable, completes his or her term of service upon attaining such maximum age or length of service as may be established by the Board of Trustees from time to time. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

(b) Any of the Trustees may be removed with or without cause by the affirmative vote of the Shareholders of two thirds (2/3) of the Shares or by the affirmative vote of the remaining Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 3.5 hereof).

(c) Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee’s incapacity to serve as trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

(d) Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

Section 3.3 Vacancies, Appointment and Nomination of Trustees.

(a) In case of the declination to serve, death, resignation, retirement, removal or incapacity of a Trustee, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustee or Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations under the 1940 Act, unless such Trustee or Trustees determine, in accordance with Section 3.5, to decrease the number of Trustees.

(b) An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur at a later date.

(c) An appointment of a Trustee shall be effective upon the acceptance of the person so appointed to serve as trustee, except that any such appointment in anticipation of a vacancy shall become effective at or after the date such vacancy occurs.

(d) Other than pursuant to any applicable law or regulation, including any applicable law or regulation adopted after the date of this Declaration, Shareholders shall not have the right to nominate persons for election as Trustees.

Section 3.4 Temporary Absence of Trustee. Subject to any applicable requirements of the 1940 Act, any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided or unless there is only one or two Trustees.

Section 3.5 Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by the Trustees, but not fewer than one (1) nor greater than fifteen (15).

Section 3.6 Effect of Death, Resignation, Etc. of a Trustee. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or any Series or to revoke any existing trust or agency created pursuant to the terms of this Declaration.

Section 3.7 Ownership of Assets of the Trust.

(a) Legal title to all of the Trust Property shall at all times be vested in the Trust as a separate legal entity, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of any person as nominee acting for and on behalf of the Trust. No Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust or of any Series or Class, or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in each Series or Class the Shares of which are owned by such Shareholder. The Trust, or at the determination of the Trustees, one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities of the Trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.

(b) In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the resignation, removal, death or incapacity of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 3.8 Series Trustees. In connection with the establishment of one or more Series or Classes, the Trustees establishing such Series or Class may appoint, to the extent permitted by the 1940 Act, separate Trustees with respect to such Series or Classes (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other Series or Class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees hereunder with respect to such Series or Class, but may have no power or authority with respect to any other Series or Class (unless the Trustees permit such Series Trustees to create new Classes within such Series). Any provision of this Declaration relating to election of Trustees by Shareholders shall entitle only the Shareholders of a Series or Class for which Series Trustees have been appointed to vote with respect to the election of such Trustees and the Shareholders of any other Series or Class shall not be entitled to participate in such vote. In the event that Series or Class Trustees are appointed, the Trustees initially appointing such Series or Class Trustees may, without the approval of any Outstanding Shares, amend either this Declaration or the By-laws to provide for the respective responsibilities of the Trustees and the Series or Class Trustees in circumstances where an action of the Trustees or Series or Class Trustees affects all Series and Classes of the Trust or two or more Series or Classes represented by different Trustees.

Section 3.9 No Accounting. Except to the extent required by the 1940 Act or, if determined to be necessary or appropriate by the other Trustees under circumstances which would justify his or her removal for cause, no person ceasing to be a Trustee for reasons including, but not limited to, death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

ARTICLE IV

Powers Of The Trustees

Section 4.1 Powers. The Trustees shall manage or direct the management of the Trust Property and the business of the Trust with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The enumeration of any specific power in this Declaration shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court. Without limiting the foregoing and subject to any applicable limitation in this Declaration, or the 1940 Act, the Trustees shall have power and authority to cause the Trust (or to act on behalf of the Trust):

(a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities and financial instruments of any kind, including without limitation futures contracts and options on such contracts, issued, created, guaranteed, or sponsored by any and all Persons, including the United States of America, any foreign government, and all states, territories, and possessions of the United States of America or any foreign government and any political subdivision, agency, or instrumentality thereof, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, and “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and commodity and inflation-linked derivative instruments, including commodity index and inflation-linked notes, swap agreements, swaptions, commodity options, commodity futures and options on futures, forward commodity contracts, commodity-based exchange traded funds, physical commodities, and inflation and commodity-indexed securities; and to exercise any and all rights, powers, and privileges of ownership or interest and to fulfill any and all obligations in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more persons, to exercise any of said rights, powers, and privileges in respect of any of such instruments;

(b) To enter into contracts of any kind and description, including swaps, swaptions, options, futures, forwards and other types of derivative contracts;

(c) To purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including but not limited to forward foreign currency exchange contracts, currency futures contracts and options thereon;

(d) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, exchange, and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article VII, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series or Class of the Trust, with respect to which such Shares are issued;

(e) To borrow funds or other property and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation, liability or engagement of any person and to lend or pledge Trust Property or any part thereof to secure any or all of such obligations;

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

(g) To adopt By-laws not inconsistent with this Declaration providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders, which By-laws shall be deemed a part of this Declaration and are incorporated herein by reference;

(h) To appoint and terminate such officers, employees, agents and contractors as they consider appropriate, any of whom may be a Trustee, and may provide for the compensation of all of the foregoing;

(i) To set record dates (or delegate the power to so do) in the manner provided herein or in the By-laws;

(j) To delegate such of the Trustees’ power and authority hereunder (which delegation may include the power to subdelegate) as they consider desirable to any officers of the Trust and to any investment adviser, manager, administrator, custodian, underwriter or other agent or independent contractor;

(k) To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(l) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(m) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n) To the extent permitted by law, indemnify any person with whom the Trust or any Series or Class has dealings;

(o) To engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or any Series or Class thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(p) To purchase and pay for entirely out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the Trust Property and payment of distributions and principal on its investments, and insurance policies insuring the Shareholders, Trustees, officers, representatives, Advisory Board Members, employees, agents, investment advisers, managers, administrators, custodians, underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(q) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

(r) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(s) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish Classes thereof having relative rights, powers and duties as they may provide consistent with applicable law;

(t) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation, issuer or concern, any security or debt instrument of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation, issuer or concern, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

(u) To make distributions of income and of capital gains to Shareholders in the manner herein provided;

(v) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

(w) To cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder;

(x) To establish one or more committees, to delegate any powers of the Trustees to such committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and other characteristics of such committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of fewer than the whole number of the Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to any matter including the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding that may be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

(y) To interpret the investment policies, practices or limitations of the Trust or of any Series or Class;

(z) To establish a registered office and have a registered agent in the State of Delaware;

(aa) To pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust’s officers, employees, Advisory Board Members, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with the terms of this Declaration;

(bb) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in interests issued by one or more other investment companies or pooled portfolios (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more subsidiaries or other investment companies or pooled portfolios) all without any requirement of approval by Shareholders. Any such other investment company or pooled portfolio may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes;

(cc) In general, to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers;

(dd) To appoint one or more Advisory Board Members to serve the role provided for in Section 2(a)(1) of the 1940 Act and to cause the Trust to pay compensation to such persons for serving in such capacity; and

(ee) To engage in any other lawful act or activity in which a statutory trust organized under the Act may engage subject to the requirements of the 1940 Act.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series or Class, and not an action in an individual capacity.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

Section 4.2 Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if such person were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which such person invested, subject to the general limitations herein contained as to the sale and purchase of such Shares.

Section 4.3 Action by the Trustees and Committees. Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairman, if any, the President, the Secretary or any two Trustees. No annual meeting of Trustees shall be required.

(a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-laws or by resolution of the Trustees. Notice of any other meeting shall be given not later than 72 hours preceding the meeting by United States mail or by email or other electronic transmission to each Trustee at his business address as set forth in the records of the Trust or otherwise given personally not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

(b) A quorum for all meetings of the Trustees shall be one third of the total number of Trustees, but (except at such time as there is only one Trustee) no less than two Trustees. Unless provided otherwise in this Declaration or otherwise required by the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

(c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Trustees shall provide otherwise or if the committee consists of only one member. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of such committee.

(d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 4.3 and shall be entitled to vote to the extent permitted by the 1940 Act.

(e) All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act “in person,” in which case such term shall be construed consistent with Commission or staff releases or interpretations then in effect.

Section 4.4 Chairman of the Trustees. The Trustees may appoint one of their number to be Chairman of the Trustees. The Chairman shall preside at all meetings of the Trustees at which he is present and may be (but is not required to be) the chief executive officer of the Trust. The Chairman shall preside over the meetings of the Trustees, shall set the agendas for the meetings, and shall have substantially the same responsibilities as would a typical chairman of a board of directors of a corporation under the General Corporation Law of the State of Delaware. The Trustees may elect a Vice-Chairman. In the absence of the Chairman, another Trustee shall be designated by the Trustees to preside over the meeting of the Trustees, to set the agenda for the meeting and to perform the other responsibilities of the Chairman in his or her absence.

Section 4.5 Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment adviser, investment sub-adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other person; and the Trust may employ any such Affiliated Person or other person, or firm or company in which such Affiliated Person or other person is an Interested Person, as broker, legal counsel, registrar, investment adviser, investment sub-adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE V

Investment Adviser, Investment Sub-Adviser,

Principal Underwriter, Administrator, Transfer Agent,

Custodian and Other Contractors

Section 5.1 Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine to be appropriate:

(a) Investment Adviser and Investment Sub-Adviser. The Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust or any

Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trust with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine. Notwithstanding any other provision of this Declaration, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, employee, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees.

The Trustees may authorize, subject to applicable requirements of the 1940 Act, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

(b) Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares for any one or more of its Series or Classes or other securities to be issued by the Trust, including whereby the Trust may either agree to sell Shares or other securities to the other party to the contract or appoint such other party its sales agent for such Shares or other securities. In either case, the contract may also provide for the repurchase or sale of Shares or other securities by such other party as principal or as agent of the Trust.

(c) Administrator. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties shall undertake to furnish the Trust with administrative services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(d) Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and Shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(e) Administrative Service and Distribution Plans. The Trustees may, on such terms and conditions as they may in their discretion determine, adopt one or more plans pursuant to which compensation may be paid directly or indirectly by the Trust for shareholder servicing, administration and/or distribution services with respect to one or more Series or Classes including without limitation, plans subject to Rule 12b-1 under the 1940 Act, and the Trustees may enter into agreements pursuant to such plans.

(f) Fund Accounting. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to handle all or any part of the Trust’s accounting responsibilities, whether with respect to the Trust’s properties, Shareholders or otherwise.

(g) Custodian and Depository. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to act as depository for and to maintain custody of the property of the Trust or any Series or Class and accounting records in connection therewith.

(h) Parties to Contract. To the extent permitted by applicable law and regulation, any contract described in this Article V hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article V. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to this Article V, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 5.1. Unless expressly provided for therein, no such contract shall create any third party beneficiaries, whether express or implied, direct or indirect.

ARTICLE VI

Shareholder Voting Powers and Meetings

Section 6.1 Voting.

(a) The Shareholders shall have power to vote only: (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof) and (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or as a result of the filing of any registration of the Trust or Series as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

(b) On each matter submitted to a vote of Shareholders, unless the Trustees determine otherwise, all Shares of all Series and Classes shall vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Series or Class, such requirements as to a separate vote by that Series or Class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one Series or Class and the interests of each such Series or Class in the matter are identical, then the Shares of all such affected Series or Classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote. As determined by the Trustees, in their sole discretion, without the vote or consent of Shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of Shareholders either (x) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (y) each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share of the Trust, if no Series shall have been established, or of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws or as determined by the Trustees. A proxy may be given in writing, electronically, by telefax, or in any other manner provided for in the By-laws or as determined by the Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration or any of the By-laws of the Trust to be taken by Shareholders.

Section 6.2 Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid.

Section 6.3 Meetings of Shareholders.

(a) Meetings of the Shareholders may be called at any time by the Chairman or the Trustees. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Shareholders of one third of the Shares in the Trust (or Class or Series thereof), present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or by this Declaration or the By-laws. Any lesser number shall be sufficient for adjournments. Unless the 1940 Act, this Declaration or the By-Laws require a greater number of affirmative votes, the affirmative vote by the Shareholders present, in person or by proxy, holding more than 50% of the Shares (or Class or Series thereof) or, if applicable, holding more than 50% of the Net Asset Value of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Shareholders, and a plurality shall elect a Trustee.

(b) Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of Shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

Section 6.4 Record Date. For the purpose of determining the Shareholders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 120 calendar days prior to the date of any meeting of the Shareholders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or to be treated as a Shareholder of record for purposes of such other action. Nothing in this Section 6.4 shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 6.5 Notice of Meetings. Written or printed notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given as provided in Section 6.2 for the giving of notices, at least 10 business days before the meeting. Only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting. Any adjourned meeting held as provided in Section 6.3 shall not require the giving of additional notice.

Section 6.6 Proxies, Etc. At any meeting of Shareholders, any Shareholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

(a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record as of the applicable date shall be entitled to vote.

(b) When Shares are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Shares, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Shares.

(c) A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Shareholder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of its Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 6.7 Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, by any provision of this Declaration or by the Trustees) consent to the action in writing. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. The Trustees may adopt additional rules and procedures regarding the taking of Shareholder action by written consents.

Section 6.8 Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Declaration or the By-laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Act), including via the internet, or in any other manner permitted by applicable law.

ARTICLE VII

Distributions and Redemptions

Section 7.1 Distributions.

(a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

(b) Dividends and distributions on Shares of a particular Series or any Class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Shareholders of Shares in that Series or Class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares in a particular Series or Class thereof shall be distributed pro rata to the Shareholders of Shares in that Series or Class in proportion to the total outstanding Shares in that Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Series or Class and except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder’s purchase order and/or payment in the prescribed form has not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Series or Class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

(c) Anything in this Declaration to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in subsection (b) of this Section 7.1. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

Section 7.2 Redemption by Shareholder.

(a) Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same and subject to the 1940 Act, each holder of Shares of a particular Series or Class thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem (out of the assets belonging to the applicable Series or Class) all or any part of his Shares at a redemption price equal to the Net Asset Value per Share of that Series or Class next determined in accordance with Section 7.4 after the Shares are properly tendered for redemption, less such redemption fee or other charge, if any, as may be fixed by the Trustees. Except as otherwise provided in this Declaration, payment of the redemption price shall be in cash; provided, however, that to the extent permitted by applicable law, the Trustees may authorize the Trust to make payment wholly or partly in securities or other assets belonging to the applicable Series at the value of such securities or assets used in such determination of Net Asset Value.

(b) Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or Class to require the Trust to redeem Shares of that Series or Class during any period or at any time when and to the extent permissible under the 1940 Act.

(c) In the event that a Shareholder shall submit a request for the redemption of a greater number of Shares than are then allocated to such Shareholder, such request shall not be honored.

Section 7.3 Redemption by Trust. Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same, each Share of each Series or Class thereof that has been established and designated is subject to redemption (out of the assets belonging to the applicable Series or Class) by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to Section 7.2 at any time if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the Trust or to the holders of the Shares, or any Series or Class of the Trust, and upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price. In addition, the Trustees, in their sole discretion, may cause the Trust to redeem (out of the assets belonging to the applicable Series or Class) all of the Shares of one or more Series or Classes held by (a) any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, (b) all Shareholders of one or more Series or Classes if the value of such Shares held by all Shareholders is less than the minimum amount established from time to time by the Trustees or (c) any Shareholder to reimburse the Trust for any loss or expense it has sustained or incurred by reason of the failure of such Shareholder to make full payment for Shares purchased by such Shareholder, or by reason of any defective redemption request, or by reason of indebtedness incurred because of such Shareholder as described in Section 9.10 or to collect any charge relating to a transaction effected for the benefit of such Shareholder or as provided in the prospectus relating to such Shares.

Section 7.4 Net Asset Value. The Trustees shall cause the Net Asset Value of Shares of each Series or Class to be determined from time to time in a manner consistent with the 1940 Act. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appoint for such purpose. The Net Asset Value of Shares shall be determined separately for each Series or Class as of such times and dates as may be prescribed by the Trustees.

Section 7.5 Power to Modify Procedures. Nothing in this Declaration shall be deemed to restrict the ability of the Trustees in their full discretion, without the need for any notice to, or approval by the Shareholders of, any Series or Class, to allocate, reallocate or authorize the contribution or payment, directly or indirectly, to one or more than one Series or Class of the following (i) assets, income, earnings, profits, and proceeds thereof, (ii) proceeds derived from the sale, exchange or liquidation of assets, and (iii) any cash or other assets contributed or paid to the Trust from a manager, administrator or other adviser of the Trust or an Affiliated Person thereof, or other third party, another Series or another Class, to remediate misallocations of income and capital gains, ensure equitable treatment of Shareholders of a Series or Class, or for such other valid reason determined by the Trustees in their sole discretion.

Any Share redeemed by the Trust pursuant to this Article VII shall be canceled, unless the Trustees otherwise determine any such Share shall be held in treasury.

ARTICLE VIII

Compensation, Limitation of Liability of Trustees

Section 8.1 Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and the Trustees may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 8.2 Limitation of Liability.

(a) The Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Act. No Trustee shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, or gross negligence. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser, administrator or Principal Underwriter of the Trust.

(b) The officers, employees, Advisory Board Members and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Act. No officer, employee, Advisory Board Member or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, or gross negligence.

Section 8.3 Fiduciary Duty.

(a) To the extent that, at law or in equity, a Trustee or officer of the Trust (each a “Fiduciary Covered Person”) has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Shareholders or to any other Person, a Fiduciary Covered Person acting under this Declaration shall not be liable to the Trust, the Shareholders or to any other Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of Fiduciary Covered Persons otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties (including fiduciary duties) and liabilities of such Fiduciary Covered Persons. To the fullest extent permitted by law, no Person other than a Trustee or officer of the Trust shall have any fiduciary duties (or liability therefor) to the Trust or any Shareholder. Except where a different standard is expressly provided for in this Declaration, the Trustees and officers of the Trust shall have the benefit of the business judgment rule in the performance of their duties to the Trust and the Shareholders.

(b) Unless otherwise expressly provided herein:

(i) whenever a conflict of interest exists or arises between any Fiduciary Covered Person or any of its Affiliates, on the one hand, and the Trust or any Shareholders or any other Person, on the other hand; or

(ii) whenever this Declaration or any other agreement contemplated herein or therein provides that a Fiduciary Covered Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholders or any other Person, a Fiduciary Covered Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by a Fiduciary Covered Person, the resolution, action or terms so made, taken or provided by a Fiduciary Covered Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of a Fiduciary Covered Person at law or in equity or otherwise.

(c) Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration Fiduciary Covered Persons are permitted or required to make a decision (i) in their “discretion” or under a grant of similar authority, the Fiduciary Covered Persons shall be entitled to consider such interests and factors as they desire, including their own interests, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person; or (ii) in its “good faith” or under another express standard, the Fiduciary Covered Persons shall act under such express standard and shall not be subject to any other or different standard. The term “good faith” as used in this Declaration shall mean subjective good faith as such term is understood and interpreted under Delaware law.

(d) Any Fiduciary Covered Person and any Affiliate of any Fiduciary Covered Person may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Fiduciary Covered Person. No Fiduciary Covered Person who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Fiduciary Covered Person shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that such Fiduciary Covered Person pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholders shall have any rights or obligations by virtue of this Declaration or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Fiduciary Covered Person may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any Affiliate of the Trust or the Shareholders.

Section 8.4 Indemnification. The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified pursuant to this Section 8.4 against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct or gross negligence (such willful misconduct, bad faith or gross negligence being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified

Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 8.5 Indemnification Determinations. Indemnification of an Indemnified Person pursuant to Section 8.4 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct, (b) dismissal of a court action or administrative proceeding against an Indemnified Person for insufficiency of evidence of Disabling Conduct, or (c) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct.

Section 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect or limit any other rights to which any such Indemnified Person may be entitled from the Trust or otherwise. As used in this Article VIII, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.7 Reliance on Experts, etc. Each Trustee, officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any manager, adviser, administrator, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.

Section 8.8 No Duty of Investigation; Notice in Declaration. No purchaser, lender, or other person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees, officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer, employee or agent of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee and agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Shareholders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

Section 8.9 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

ARTICLE IX

Miscellaneous

Section 9.1 Trust Not a Partnership. It is the intention of the Trustees that the Trust shall be a statutory trust under the Act and that this Declaration and the By-laws, if any, shall together constitute the “governing instrument” of the Trust as defined in Section 3801(c) of the Act. It is hereby expressly declared that a Delaware statutory trust and not a partnership or other form of organization is created hereby. All persons extending credit to, contracting with or having any claim against any Series of the Trust or any Class within any Series shall look only to the assets of such Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series or Class shall include a recitation limiting the obligations represented thereby to the Trust or to one or more Series or Classes and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder, Trustee, officer, employee or agent of the Trust).

Section 9.2 Dissolution and Termination of Trust, Series or Class.

(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed also to be an action to dissolve each Series and each Class thereof and any action to dissolve a Series shall be deemed also to be an action to terminate each Class thereof.

(b) Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if the Trust has not dissolved) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of such Series on the date of distribution unless otherwise determined by the Trustees or otherwise provided by this Declaration. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 9.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 7.3 of Article VII of this Declaration provided that the costs relating to the termination of such Class shall be included in the determination of the Net Asset Value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).

(c) Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Act, which certificate of cancellation may be signed by any one Trustee. Upon termination of the Trust, the Trustees, subject to Section 3808 of the Act, shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 9.3 Merger, Consolidation, Incorporation.

(a) Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger or consolidation) so long as the surviving or resulting entity is an open-end management investment company registered under the 1940 Act, or is a series thereof to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger or consolidation, may succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company registered under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and which may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class thereof. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Trustees or an authorized officer of the Trust and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Declaration, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 9.3 may affect any amendment to the Declaration or effect the adoption of a new declaration of the Trust or change the name of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c) Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, create one or more statutory or business trusts, limited liability companies, limited partnerships, or other entities or associations to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial or ownership interests in any such newly created trust or trusts, limited liability companies, limited partnerships, or other entities or associations, or any series or classes thereof.

(d) Notwithstanding anything else herein, the Trustees may, without Shareholder approval, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 9.4 Filing of Copies, References, Headings. The original or a copy of this Declaration and of each amendment hereof or Declaration supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Declaration or of any such amendment or supplemental Declaration. In this Declaration or in any such amendment or supplemental Declaration, references to this Declaration, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Declaration as amended or affected by any such supplemental Declaration. All expressions like “his”, “he” and “him”, shall be deemed to include the feminine and neuter, as well as masculine, genders. All references to an officer of the Trust shall be deemed to include an officer with respect to a Series. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Declaration rather than the headings, shall control. This Declaration may be executed in any number of counterparts each of which shall be deemed an original.

Section 9.5 Applicable Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 9.6 Amendments. Except as specifically provided herein, the Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would materially affect their right to vote granted in Section 6.1, (ii) on any amendment to this Section 9.6, (iii) on any amendment for which such vote is required by the 1940 Act and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Anything in this Declaration to the contrary notwithstanding, any amendment to Article VIII hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment. The Trustees may without Shareholder vote, restate or amend or otherwise supplement the By-laws and the Certificate of Trust as the Trustees deem necessary or desirable.

Section 9.7 Fiscal Year. The fiscal year of the Trust or any Series shall end on a specified date as determined from time to time by the Trustees.

Section  9.8 Provisions in Conflict with Law. The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 9.9 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

Section 9.10 Allocation of Certain Expenses. Each Shareholder will, at the discretion of the Trustees, indemnify the Trust against all expenses and losses resulting from indebtedness incurred in connection with facilitating (i) requests pending receipt of the collected funds from investments sold on the date of such Shareholder’s redemption request; (ii) redemption requests from such Shareholder who has also notified the Trust of its intention to deposit funds in its accounts on the date of said redemption request; or (iii) the purchase of investments pending receipt of collected funds from such Shareholder who has notified the Trust of its intention to deposit funds in its accounts on the date of the purchase of the investments.

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this Amended and Restated Agreement and Declaration of Trust as of [Meeting Date].

Name:	Name:
Trustee:	Trustee:

Name:	Name:
Trustee:	Trustee:

Name:	Name:
Trustee:	Trustee:

Name:
Trustee:

Appendix D

Comparison of Current and Proposed New Fundamental Policies

Activity	Proposed New Policy	Current Policy
Borrow	Each Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	Each Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10 percent of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10 percent of the value of the Fund’s total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5 percent of its total assets are outstanding

Issue senior securities	Each Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	Each Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10 percent of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10 percent of the value of the Fund’s total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5 percent of its total assets are outstanding

Underwrite securities	Each Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	Each Fund may not underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities

Purchase or sell real estate	Each Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	Each Fund may not purchase or sell real estate (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction)

D-1

Activity	Proposed New Policy	Current Policy
Purchase or sell commodities	Each Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	Each Fund may not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds

Make loans	Each Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	Each Fund may not make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements

Diversification	With the exception of the Funds designated as a “non-diversified company,” if any, each Fund shall be a “diversified company” as those term terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction.	Each Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by U.S. Government agencies or instrumentalities, if, immediately after such purchase, with respect to 75 percent of its portfolio, more than 5 percent of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10 percent of any class of securities of the issuer or more than 10 percent of the outstanding voting securities of the issue

Concentration	A Fund may not invest in a security if, as a result of such investment, more than 25% of its net assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities of other investment companies; except that each Fund that has a principal investment strategy to track the performance of an index will concentrate (or not) approximately to the same extent as its index in the securities of a particular industry or group of industries.	Each Fund may not purchase any securities which would cause 25 percent or more of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements secured by obligations of U.S. Government agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas transmission, electric and gas, electric and telephone will each be considered a separate industry

D-2

Appendix E

Outstanding Shares of the Funds

VOTING SECURITIES

The close of business on March 1, 2016 is the Record Date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. There were the following shares of beneficial interest of the Praxis Mutual Funds issued and outstanding as of the Record Date:

Fund	Total Shares of Beneficial Interest Issued and Outstanding	Class A Shares of Beneficial Interest Issued and Outstanding	Class I Shares of Beneficial Interest Issued and Outstanding
Praxis Intermediate Income Fund	42,407,362.676	7,931,427.050	34,475,935.626
Praxis International Index Fund	19,117,979.301	2,032,616.306	17,086,362.995
Praxis Value Index Fund	11,997,561.729	1,554,292.319	10,443,269.410
Praxis Growth Index Fund	10,685,920.050	3,747,368.119	6,938,551.931
Praxis Small Cap Fund	4,822,662.597	766,894.300	4,055,768.297
Praxis Genesis Conservative Portfolio	1,847,310.241	1,847,310.241	N/A
Praxis Genesis Balanced Portfolio	4,943,077.936	4,943,077.936	N/A
Praxis Genesis Growth Portfolio	3,890,547.756	3,890,547.756	N/A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of each class of the Praxis Mutual Funds:

Praxis Intermediate Income Fund – Class A Shares
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
CHARLES SCHWAB & CO INC SPECIAL T EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	25.12%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA 92121-3091	5.91%

Praxis Intermediate Income Fund – Class I Shares
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	26.42%	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS BALANCED ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	6.78%
GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	21.46%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.18%
MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	15.34%

Praxis International Index Fund – Class A Shares
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	58.11%	MMATCO LLP 1110 N MAIN ST GOSHEN IN 46528-2638	5.72%

Praxis International Index Fund – Class I Shares
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	37.36%	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS GROWTH ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	6.48%

Praxis International Index Fund – Class I Shares
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	30.31%	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS BALANCED ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	5.80%
MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	13.01%

Praxis Value Index Fund – Class A Shares
Shareholder Name, Address	% Ownership
MMATCO LLP 1110 N MAIN ST GOSHEN IN 46528-2638	9.22%

Praxis Value Index Fund – Class I Shares
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	26.18%	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS GROWTH ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	9.74%
GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	24.90%	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS BALANCED ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	9.03%
MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	15.64%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.74%

Praxis Growth Index Fund – Class A Shares
Shareholder Name, Address	% Ownership
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.92%

Praxis Growth Index Fund – Class I Shares
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	36.02%	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS GROWTH ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	9.15%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	24.23%	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS BALANCED ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	8.48%
MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	13.31%

Praxis Small Cap Fund – Class A Shares
Shareholder Name, Address	% Ownership
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.06%

Praxis Small Cap Fund – Class I Shares
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE% CO 80111-5002	58.80%	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS BALANCED ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	14.65%
EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS GROWTH ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	18.44%

Appendix F

Information about Independent Auditors

Approval of Audit Services

Ernst & Young LLP (E&Y), with principal offices at 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Funds. In accordance with Public Company Accounting Oversight Board requirements, E&Y has confirmed to the Audit Committee that they are “independent” with respect to the Funds. In accordance with the 1940 Act, the Audit Committee and Board have approved E&Y’s engagement.

It is not expected that representatives of E&Y will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

Approval of Non-Audit Services

The Audit Committee is generally required to review and approve in advance (1) any proposal that the Funds employ their auditor to render “permissible non-audit services” to the Funds ( “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation); and (2) any proposal that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “adviser-affiliated service provider”), employ the Fund’s auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review of those matters, if any should arise, the Audit Committee is required to consider whether the provision of those services is consistent with the auditor’s independence. Pre-approval by the Audit Committee of non-audit services (as summarized in the previous paragraph) is not required if: (1) with respect to (a) the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; and (b) the Adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Audit Committee) paid to the auditor by the Funds, the Adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided; (2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its delegate(s) (as defined below).

During the last two fiscal years, 100% of the non-audit services provided to the Trust were pre-approved by the Audit Committee under the policies and procedures described above.

Delegation by Audit Committee for

The Audit Committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, or the provision of non- audit services to the Adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full Audit Committee at its next meeting. The Audit Committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the federal securities laws.

F-1

E&Y Fees

The aggregate fees billed by E&Y for professional services rendered to the Funds for each of the two most recently completed fiscal years, December 31, 2015 and December 31, 2014, were as follows.

Type	2015 Fiscal Year	2014 Fiscal Year
Audit Fees to Funds	$134,000	$128,800
Audit-Related Fees to Funds	$0	$0
Tax Fees to Funds	$28,120	$27,000
All Other Fees to Funds	$0	$0
Non-Audit Fees*	$66,048	$72,588

*	For services to the Funds, Adviser and entities controlling, controlled by or under common control with the Adviser.

The Audit Committee considered the non-audit services rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

F-2

FORM OF PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

Praxis Mutual Funds

[MERGE FUND NAME]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2016

The undersigned, revoking prior proxies, hereby appoints Trent Statczar and Rodney Ruehle and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders the above-named Fund (the “Fund”) to be held on April 28, 2016, at 5:00 PM ET, at Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd, Suite 150, Columbus, OH 43215 and any adjournments or postponements thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 434-3719. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 28, 2016. The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/Praxis2016.pdf

[MERGE FUND NAME]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●
		FOR ALL	WITHOLD ALL	FOR ALL, EXCEPT

1.	To elect seven Trustees

	(a) Kenneth D. Hochstetler; (b) Karen Klassen Harder; (c) R. Clair Sauder; (d) Dwight L. Short; (e) Candace L. Smith; (f) Don E. Weaver; (g) Jeffrey K. Landis	¡	¡	¡

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S LETTER ON THE LINE BELOW.

		FOR	AGAINST	ABSTAIN

2.	To approve an amended and restated Declaration of Trust for the Trust	¡	¡	¡

3.	To approve updated fundamental investment policies for the Trust regarding:

(a)	Borrowing money;	¡	¡	¡

(b)	Issuing senior securities;	¡	¡	¡

(c)	Underwriting securities of other issuers;	¡	¡	¡

(d)	Purchasing or selling real estate;	¡	¡	¡

(e)	Purchasing or selling commodities;	¡	¡	¡

(f)	Making loans;	¡	¡	¡

(g)	Diversification; and	¡	¡	¡

(h)	Concentration.	¡	¡	¡

THANK YOU FOR VOTING